UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2007

0-13063

(Commission File Number)

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer
Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant’s principal executive office)

(212) 754-2233
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.         Other Events.

On January 16, 2007, the Board of Directors of Scientific Games Corporation (the “Company”) approved and adopted, subject to stockholder approval, an Amendment to the Restated Certificate of Incorporation of the Company (the “Amendment”).  The Amendment is expected to be submitted for the vote of the Company’s stockholders at the next annual meeting of stockholders.

The Amendment adds to the Company’s Restated Certificate of Incorporation a new Article Tenth providing that all debt and equity securities of the Company shall be held subject to suitability standards, qualifications and requirements of the gaming authorities that regulate the operation and conduct of the businesses of the Company or any of its affiliates and in accordance with the requirements of all applicable gaming laws.  Under the new provisions, if any holder of the Company’s debt or equity securities is determined to be a “Disqualified Holder,” as defined, such holder shall, if the Company so elects, be required to dispose of such holder’s interest in the Company or, at the Company’s option, sell any or all of such securities to the Company at a prescribed price equal to the lesser of the average closing sale price of such securities over the preceding 30 trading days or the holder’s original purchase price for such securities, all subject to the terms and conditions of Article Tenth.  In general, a “Disqualified Holder” is a holder of debt or equity securities of the Company which (i) fails to comply with informational or other regulatory requirements under applicable gaming law, (ii) is determined by gaming authorities not to be suitable or qualified to hold securities of the Company, or (iii) could by holding Company securities cause the Company or any affiliate to fail to obtain, maintain, renew or qualify for a license, contract, franchise or other regulatory approval from gaming authorities.

The purpose of the new Article Tenth is to enable the Company and its affiliates to secure and maintain in good standing all licenses, contracts, franchises and other regulatory approvals related to the operation of gaming and related businesses now or hereafter engaged in by the Company or any of its affiliates within or without the United States of America, which licenses, contracts, franchises or other approvals are conditioned upon some or all of the holders of the Company’s debt and equity securities possessing prescribed qualifications.

The foregoing does not constitute a complete summary of the terms of the Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein.  The description of the terms of the Amendment is qualified in its entirety by reference to such exhibit.

Section 9 - Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Proposed Amendment to Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ DeWayne E. Laird
	Name:	DeWayne E. Laird
	Title:	Vice President and Chief Financial Officer

Date: January 19, 2007

Exhibit Index

Exhibit No.	Description

99.1	Proposed Amendment to Restated Certificate of Incorporation.